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                                                                 EXHIBIT 23.(ii)



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in this Registration Statement on Form SB-2 of our report, dated November 18, 1997, on the financial statements of POP N GO, INC. We also consent to the reference to our Firm under the caption "Experts."


TANNER, MAINSTAIN, HOFFER & PEYROT
       AN ACCOUNTANCY CORPORATION


Los Angeles, California
October 6, 1999